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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 12, 2004



                          Tesoro Petroleum Corporation
             (Exact name of registrant as specified in its charter)



          Delaware                      1-3473                   95-0862768
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)




         300 Concord Plaza Drive                                78216-6999
           San Antonio, Texas                                   (Zip Code)
(Address of principal executive offices)




       Registrant's telephone number, including area code: (210) 828-8484

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

99.1     Press Release issued on April 12, 2004 by Tesoro Petroleum Corporation


Item  12.  Results of Operations and Financial Condition

On April 12, 2004 Tesoro issued a press release (the "Press Release") announcing certain projected financial results for the first quarter ended March 31, 2004. The Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this report is being furnished, not filed, pursuant to Item 12 of Form 8-K. Accordingly, the information in Item 12 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                   SIGNATURES






         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    April 12, 2004


                                    TESORO PETROLEUM CORPORATION




                                    By:          /s/ Gregory A. Wright
                                       -----------------------------------------
                                                 Gregory A. Wright
                                             Executive Vice President
                                            and Chief Financial Officer

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                                Index to Exhibits


Exhibit Number                   Description


  99.1           Press Release issued on April 12, 2004 by Tesoro Petroleum
                 Corporation